Investment Portfolio	as of November 30, 2020 (Unaudited)

DWS Multi-Asset Growth Allocation Fund

	Shares	Value ($)
Equity - Equity Funds 59.3%
DWS Core Equity Fund "Institutional" (a)	797,720	24,872,898
DWS Emerging Markets Equity Fund "Institutional" (a)	51,880	1,208,812
DWS Equity 500 Index Fund "Institutional" (a)	70,182	15,074,298
DWS RREEF Global Infrastructure Fund "Institutional" (a)	75,389	1,197,935
DWS RREEF Real Estate Securities Fund "Institutional" (a)	159,957	3,216,728
DWS Small Cap Core Fund "S" (a)	69,592	2,245,723
Total Equity - Equity Funds (Cost $41,297,235)		47,816,394
Equity - Exchange-Traded Funds 26.1%
iShares Core MSCI Europe ETF	148,417	7,324,379
iShares MSCI Japan ETF	46,525	2,995,745
iShares MSCI Pacific ex Japan ETF	44,274	2,027,749
iShares Russell 2000 ETF	7,889	1,428,067
SPDR S&P Emerging Asia Pacific ETF	59,459	7,248,052
Total Equity - Exchange-Traded Funds (Cost $18,405,064)		21,023,992
Fixed Income - Bond Funds 6.5%
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	90,094	798,229
DWS GNMA Fund "Institutional" (a)	143,265	1,994,248
DWS High Income Fund "Institutional" (a)	508,254	2,444,701
Total Fixed Income - Bond Funds (Cost $4,812,297)		5,237,178
Fixed Income - Exchange-Traded Funds 6.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	20,816	2,882,600
iShares U.S. Treasury Bond ETF	44,007	1,220,534
Vanguard Total International Bond ETF	13,899	813,369
Total Fixed Income - Exchange-Traded Funds (Cost $4,586,031)		4,916,503
	Principal Amount ($)	Value ($)
Short-Term U.S. Treasury Obligations 0.8%
U.S. Treasury Bill, 0.155% *, 6/17/2021 (b) (Cost $668,432)	669,000	668,696
	Shares	Value ($)
Fixed Income - Money Market Fund 1.4%
DWS Central Cash Management Government Fund, 0.09% (a) (c) (Cost $1,167,105)	1,167,105	1,167,105
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $70,936,164)	100.2	80,829,868
Other Assets and Liabilities, Net	(0.2)	(122,052)
Net Assets	100.0	80,707,816

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated Underlying DWS Funds during the period ended November 30, 2020 are as follows:

Value ($) at 8/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 11/30/2020	Value ($) at 11/30/2020
Equity - Equity Funds 59.3%
DWS Core Equity Fund "Institutional" (a)
23,838,219	71,244	—	—	963,435	71,244	—	797,720	24,872,898
DWS Emerging Markets Equity Fund "Institutional" (a)
1,187,979	—	102,800	14,277	109,356	—	—	51,880	1,208,812
DWS Equity 500 Index Fund "Institutional" (a)
15,639,092	57,922	1,110,720	10,841	477,163	57,922	—	70,182	15,074,298
DWS RREEF Global Infrastructure Fund "Institutional" (a)
1,560,399	388,915	830,780	24,166	55,235	8,915	—	75,389	1,197,935
DWS RREEF Real Estate Securities Fund "Institutional" (a)
3,565,434	17,743	467,580	(68,398)	169,529	17,743	—	159,957	3,216,728
DWS Small Cap Core Fund "S" (a)
1,826,285	98,820	—	—	320,618	—	—	69,592	2,245,723
Fixed Income - Bond Funds 6.5%
DWS Enhanced Commodity Strategy Fund "Institutional" (a)
1,202,147	5,520	407,040	5,346	(7,744)	5,519	—	90,094	798,229
DWS GNMA Fund "Institutional" (a)
1,983,930	81,408	74,080	(213)	3,203	9,699	—	143,265	1,994,248
DWS High Income Fund "Institutional" (a)
2,794,392	100,773	483,180	11,958	20,758	27,872	—	508,254	2,444,701
Fixed Income - Money Market Fund 1.4%
DWS Central Cash Management Government Fund, 0.09% (a) (c)
3,492,180	2,988,112	5,313,187	—	—	494	—	1,167,105	1,167,105
57,090,057	3,810,457	8,789,367	(2,023)	2,111,553	199,408	—	3,133,438	54,220,677

*	Annualized yield at time of purchase; not a coupon rate.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	At November 30, 2020, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c)	The rate shown is the annualized seven-day yield at period end.
MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
At November 30, 2020, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Nikkei 225 Index	USD	12/10/2020	5	626,550	657,875	31,325
Russell E-Mini 2000 Index	USD	12/18/2020	5	435,075	455,025	19,950
S&P 500 E-Mini Index	USD	12/18/2020	6	1,068,581	1,086,960	18,379
Total unrealized appreciation						69,654

Currency Abbreviation
USD	United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Equity - Equity Funds	$47,816,394	$—	$—	$47,816,394
Equity - Exchange-Traded Funds	21,023,992	—	—	21,023,992
Fixed Income - Bond Funds	5,237,178	—	—	5,237,178
Fixed Income - Exchange-Traded Funds	4,916,503	—	—	4,916,503
Short-Term U.S. Treasury Obligations	—	668,696	—	668,696
Fixed Income - Money Market Fund	1,167,105	—	—	1,167,105
Derivatives (d)
Futures Contracts	69,654	—	—	69,654
Total	$80,230,826	$668,696	$—	$80,899,522

(d)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Derivatives

The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of November 30, 2020 categorized by the primary underlying risk exposure.

Primary Underlying Risk Disclosure	Futures
Equity Contracts	$ 69,654

OBTAIN AN OPEN-END FUND PROSPECTUS

To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.

CLOSED-END FUNDS

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE

DMAGAT-PH1

R-080548-1 (1/23)